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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 3, 2005

                         Quest Diagnostics Incorporated
                              1290 Wall Street West
                               Lyndhurst, NJ 07071
                                 (201) 393-5000

                                    001-12215
                            (Commission file number)

                                    Delaware
                            (State of Incorporation)

                                   16-1387862
                     (I.R.S. Employer Identification Number)












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Item 8.01 Other Events

         Quest Diagnostics Incorporated received a subpoena from the U.S. Attorney's office for the District of New Jersey. The subpoena seeks the production of business and financial records regarding capitation and risk sharing arrangements with government and private payers for the years 1993 through 1999. Quest Diagnostics is cooperating with the government's investigation.








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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            June 3, 2005

                                            QUEST DIAGNOSTICS INCORPORATED


                                            By: /s/ Sirisha Gummaregula
                                                -----------------------
                                                Sirisha Gummaregula
                                                Assistant General Counsel and
                                                Corporate Secretary